SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                 February 23, 2001
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                        (Date of earliest event reported)


                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-11661                    13-3447441
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(State of Incorporation)            (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)


       3 World Financial Center
          New York, New York                                        10285
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's Telephone Number, including area code (212) 526-7000
                                                           --------------

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events

           On February 23, 2001, Lehman ABS Corporation ("LABS") transferred $18,400,000 aggregate principal amount of MBNA Capital A 8.278% Capital Securities, Series A due December 1, 2026, issued by MBNA Capital A (the "Underlying Securities") to the Corporate Backed Trust Certificates, Series 2001-5 Trust (the "Trust") established by LABS, which issued Corporate Backed Trust Certificates, Series 2001-5 (the "Certificates"), pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of February 2, 2001 (the "Series Supplement"), between LABS and the Trustee, a supplement to the Series Supplement, dated as of February 16, 2001 (the "Supplement to the Series Supplement"), between LABS and the Trustee and a Second Supplement to the Series Supplement, dated as of February 23, 2001 (together with the Supplement to the Series Supplement, the Series Supplement and the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Class A-1 Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated as of February 15, 2001 (the "Underwriting Agreement"), between LABS and Lehman, as underwriter.

ITEM 7.    Financial Statements and Exhibits

           (a)       Financial Statements - Not Applicable

           (b)       Pro Forma Financial Information - Not Applicable

           (c)       Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                Description
-----------                -----------

     4.1 Second Supplement to the Series Supplement, dated as of February 23, 2001, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.





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
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LEHMAN ABS CORPORATION

                                            /S/  Rene Canezin
                                            --------------------------------
                                            Name: Rene Canezin
                                            Title: Senior Vice-President

February 23, 2001
















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
                                INDEX TO EXHIBITS


      Exhibit No.                              Description
      -----------                              -----------

          4.1 Second Supplement to the Series Supplement, dated as of February 23, 2001, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.













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